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                                                                   EXHIBIT 10.18


                                 AMENDMENT NO. 5
                           TERM LOAN CREDIT AGREEMENT

         THIS AMENDMENT NO. 5 dated as of November 30, 2000 (the "Amendment") to the Term Loan Credit Agreement referenced below, is by and among HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation, as Borrower, the banks identified herein and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as administrative agent. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Term Loan Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $200 million term loan facility, consisting of a $187.4 million Tranche A Term Loan to Healthcare Realty Trust Incorporated ("HRT") and a $12.6 million Tranche B Term Loan to Capstone Capital Corporation ("CCT", and together with HRT, the "Borrowers"), was established pursuant to the terms of that Credit Agreement dated as of October 15, 1998 (as amended and modified, the "Term Loan Credit Agreement") among HRT and CCT, as Borrowers, the banks identified therein (the "Banks"), and NationsBank, N.A., (now known as Bank of America, N.A.), as administrative agent (in such capacity, the "Agent");

         WHEREAS, approximately $39.3 million remains outstanding on the Tranche A Term Loan and the Tranche B Term Loan has been repaid;

         WHEREAS, HRT has requested extension of the Tranche A Term Loan and certain other modifications to the Term Loan Credit Agreement;

         WHEREAS, the Banks have agreed to the requested extension and modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Term Loan Credit Agreement is hereby amended and modified in the following respects:

         1.1      The Tranche A Maturity Date is extended to January 31, 2001.

         1.2      Subsection (iv) of Section 2.09(b) is renumbered as subsection
                  (v) and a new subsection (iv) is added to read as follows:

                           (iv) On December 29, 2000, the Borrower shall prepay
                  100% of all amounts in excess of $10 million, if any, then outstanding on the Tranche A Term Loan.

         2. Except as modified hereby, all of the terms and provisions of the Term Loan Credit Agreement (including schedules and exhibits) shall remain in full force and effect.

         3. This Amendment shall be effective on the date (the "Effective Date") of receipt by the Agent of copies of this Amendment duly executed by the Banks, HRT and the Guarantors.


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         4. HRT will deliver to the Agent, on or before December 29, 2000, certified copies of resolutions and other documentation evidencing approval of the transactions contemplated in this Amendment and a legal opinion of counsel for HRT, in form reasonably satisfactory to the Agent and the Banks, including, among other things, an opinion as to the enforceability of this Amendment.

         5. HRT agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of Moore & Van Allen, PLLC.

         6. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         7. This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.






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         IN WITNESS WHEREOF, each of the undersigned parties has caused this
Amendment to be executed as of the day and year first above written.


BORROWER:                           HEALTHCARE REALTY TRUST INCORPORATED,
                                    a Maryland corporation



                                    By:
                                        ----------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title: Executive Vice President


AGENT: BANK OF AMERICA, N.A. (a national banking association formerly known as NationsBank, N.A.), as Agent under the Term Loan Credit Agreement



                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


BANKS: BANK OF AMERICA, N.A. (a national banking association formerly known as NationsBank, N.A.)



                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

                              [signatures continue]



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ACKNOWLEDGED & AGREED:

GUARANTORS:                         DURHAM MEDICAL OFFICE BUILDING, INC.,
                                    a Texas corporation
                                    HEALTHCARE REALTY SERVICES INCORPORATED, an Alabama corporation
                                    HR ASSETS, INC., a Texas corporation
                                    HR CAPITAL, INC., a Texas corporation
                                    HR FUNDING, INC., a Texas corporation
                                    HR INTERESTS, INC., a Texas corporation
                                    HR OF TEXAS, INC., a Maryland corporation
                                    HRT OF ALABAMA, INC., an Alabama corporation
                                    HRT OF DELAWARE, INC., a Delaware
                                    corporation
                                    HRT OF FLORIDA, INC., a Florida corporation
                                    HRT OF ROANOKE, INC. a Virginia corporation
                                    HRT OF TENNESSEE, INC., a Tennessee
                                    corporation
                                    HRT OF VIRGINIA, INC., a Virginia
                                    corporation
                                    PENNSYLVANIA HRT, INC., a Pennsylvania
                                    corporation
                                    HR OF SAN ANTONIO, INC., a Texas corporation
                                    PROPERTY TECHNOLOGY SERVICES, INC.,
                                    a Tennessee corporation



                                    By:
                                           -------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title: Executive Vice President
                                           for each of the foregoing


                                    PASADENA MEDICAL PLAZA SSJ, LTD.,
                                    a Florida limited partnership

                                    By: Healthcare Realty Trust Incorporated,
                                        a Maryland corporation, as General
                                        Partner



                                    By:
                                           -------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title: Executive Vice President


                                    SAN ANTONIO SSP, LTD.,
                                    a Texas limited partnership

                                    By: HR of San Antonio, Inc.,
                                        a Texas corporation, as General Partner



                                    By:
                                           -------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title: Executive Vice President

                              [signatures continue]


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                                    HR ACQUISITION I CORPORATION,
                                    f/k/a Capstone Capital Corporation, a
                                    Maryland corporation
                                    CAPSTONE CAPITAL OF ALABAMA, INC.,
                                    an Alabama corporation
                                    CAPSTONE-CAPITAL OF BAYTOWN, INC.,
                                    an Alabama corporation
                                    CAPSTONE CAPITAL OF BONITA BAY, INC.,
                                    an Alabama corporation
                                    CAPSTONE CAPITAL OF CALIFORNIA, INC.,
                                    an Alabama corporation
                                    CAPSTONE CAPITAL OF CAPE CORAL, INC.,
                                    an Alabama corporation
                                    CAPSTONE CAPITAL OF KENTUCKY, INC.,
                                    an Alabama corporation
                                    CAPSTONE CAPITAL OF LAS VEGAS, INC.,
                                    an Alabama corporation
                                    CAPSTONE CAPITAL OF LOS ANGELES, INC.,
                                    an Alabama corporation
                                    CAPSTONE CAPITAL OF MASSACHUSETTS. INC., an Alabama corporation
                                    CAPSTONE CAPITAL OF PENNSYLVANIA, INC.,
                                    a Pennsylvania corporation
                                    CAPSTONE CAPITAL OF SARASOTA, INC.,
                                    an Alabama corporation
                                    CAPSTONE CAPITAL OF TEXAS, INC.,
                                    an Alabama corporation
                                    CAPSTONE CAPITAL OF VIRGINIA, INC.,
                                    an Alabama corporation
                                    CAPSTONE CAPITAL PROPERTIES, INC.,
                                    an Alabama corporation
                                    CAPSTONE CAPITAL SENIOR HOUSING, INC.,
                                    an Alabama corporation
                                    CAPSTONE CAPITAL OF OCOEE, INC.,
                                    an Alabama corporation
                                    CAPSTONE CAPITAL OF PORT ORANGE, INC.,
                                    an Alabama corporation



                                    By:
                                           -------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title: Executive Vice President for each of
                                           the foregoing

                              [signatures continue]



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                                    CAPSTONE OF BONITA BAY, LTD.,
                                    an Alabama limited partnership

                                    By: CAPSTONE CAPITAL OF BONITA BAY, INC.,
                                        an Alabama corporation, as General
                                        Partner



                                    By:
                                            ------------------------------------
                                     Name:  Timothy G. Wallace
                                     Title: Executive Vice President


                                     CAPSTONE OF LOS ANGELES, LTD., an Alabama limited partnership

                                     By: CAPSTONE CAPITAL OF LOS ANGELES, INC.,
                                         an Alabama Corporation,  as General
                                         Partner



                                    By:
                                           -------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title: Executive Vice President


                                    CAPSTONE OF CAPE CORAL, LTD., an Alabama limited partnership

                                    By: CAPSTONE CAPITAL OF CAPE CORAL, INC.,
                                        an Alabama corporation, as General
                                        Partner



                                    By:
                                           -------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title: Executive Vice President


                                    CAPSTONE OF LAS VEGAS, LTD., an Alabama
                                    limited partnership

                                    BY: CAPSTONE CAPITAL OF LAS VEGAS, INC.,
                                        an Alabama corporation, as General
                                        Partner



                                    By:
                                           -------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title: Executive Vice President

                              [signatures continue]



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                                    CAPSTONE OF SARASOTA, LTD., an Alabama
                                    limited partnership

                                    By: CAPSTONE CAPITAL OF SARASOTA, INC.,
                                        an Alabama corporation



                                    By:
                                           -------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title: Executive Vice President


                                    CAPSTONE CAPITAL OF SAN ANTONIO, LTD., an
                                    Alabama limited partnership

                                    By: CAPSTONE CAPITAL OF TEXAS, INC.,
                                        an Alabama corporation, as General
                                        Partner



                                    By:
                                           -------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title: Executive Vice President


                                    CAPSTONE OF VIRGINIA LIMITED PARTNERSHIP, an
                                    Alabama limited partnership

                                    By: CAPSTONE CAPITAL OF VIRGINIA, INC.,
                                        an Alabama corporation, as General
                                        Partner



                                    By:
                                           -------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title: Executive Vice President


                                    CAPSTONE OF OCOEE, LTD., an Alabama limited partnership

                                    By: CAPSTONE CAPITAL OF OCOEE, INC.,
                                        an Alabama corporation, as General
                                        Partner



                                    By:
                                           -------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title: Executive Vice President

                              [signatures continue]



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                                    CAPSTONE OF PORT ORANGE, LTD., an Alabama
                                    limited partnership

                                    By: CAPSTONE CAPITAL OF PORT ORANGE, INC.,
                                        an Alabama corporation, as General
                                        Partner



                                    By:
                                           -------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title: Executive Vice President


                                    CAP-BAY IV, LTD., an Alabama limited
                                    partnership

                                    By: CAPSTONE CAPITAL SENIOR HOUSING, INC.,
                                        an Alabama corporation, as General
                                        Partner



                                    By:
                                           -------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title: Executive Vice President


                                    CAP-BAY V, LTD., an Alabama limited
                                    partnership

                                    By: CAPSTONE CAPITAL SENIOR HOUSING, INC.,
                                        an Alabama corporation, as General
                                        Partner



                                    By:
                                           -------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title: Executive Vice President


                                    CAP-BAY VII, LTD., an Alabama limited
                                    partnership

                                    By: CAPSTONE CAPITAL SENIOR HOUSING, INC.,
                                        an Alabama corporation, as General
                                        Partner



                                    By:
                                           -------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title: Executive Vice President


                                    CAP-BAY VIII, LTD., an Alabama limited
                                    partnership

                                    By: CAPSTONE CAPITAL OF CALIFORNIA, INC.,
                                        an Alabama corporation, as General
                                        Partner



                                    By:
                                           -------------------------------------
                                    Name:  Timothy G. Wallace
                                    Title: Executive Vice President